UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                     1-13245                75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas               75039
------------------------------------------------             ----------
    (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
               ---------------------------------------------------
               Registrant's telephone number, including area code)



                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 1.01.  Entry into a Material Definitive Agreement................    3

Item 9.01.  Financial Statements and Exhibits.........................    4

            (d)   Exhibits............................................    4

Signature.............................................................    5

Exhibit Index.........................................................    6




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                        PIONEER NATURAL RESOURCES COMPANY



Item 1.01.    Entry into a Material Definitive Agreement

     Amended and Restated Employee Stock Purchase Plan. On December 9, 2005, Pioneer Natural Resources Company (the "Company") executed an amended and restated Employee Stock Purchase Plan (the "ESPP") to incorporate prior amendments to the ESPP and make certain other changes to the Plan, including the shortening of the offering period from nine months to eight months. The number of shares of the Company's common stock that are subject to the ESPP and the ESPP termination date were unchanged by its amendment and restatement.

     The ESPP allows eligible employees to annually purchase the Company's common stock at a discounted price. Officers of the Company and its subsidiaries are not eligible to participate in the ESPP. Contributions to the ESPP are limited to 15 percent of an employee's pay (subject to certain ESPP limits) during the eight-month offering period. Participants in the ESPP purchase the Company's common stock at a price that is 15 percent below the fair market value (as defined in the ESPP) of the Company's common stock on either the first day or the last day of each offering period, whichever is lower. The ESPP is intended to qualify as an employee stock purchase plan under the provisions of section 423 of the Internal Revenue Code.

     The description of the ESPP set forth in this report is qualified in its entirety by reference to the ESPP document that is filed as an exhibit to this report and that is incorporated herein by reference.

     Severance Agreement with William F. Hannes. On December 12, 2005, the Company entered into a severance agreement with William F. Hannes, the Company's recently elected Executive Vice President, Worldwide Business Development. The Company may terminate the severance agreement annually beginning at the end of the initial term on September 30, 2007, but the severance agreement will continue following a potential change in control that occurs during the term of the agreement. In any event, the severance agreement terminates upon a change in control of the Company. Mr. Hannes is also a party to a change in control agreement executed prior to his election as an executive officer, which is in the same form as that currently in force with other Executive Vice Presidents of the Company.

     The severance agreement provides that, if the executive terminates employment for good reason or if the Company terminates the employment of the executive officer other than for cause, death, disability or normal retirement, the Company must pay the executive officer a separation payment in addition to earned salary and vested benefits. The separation payment is an amount equal to the sum of (1) one times the executive officer's base salary, (2) 18 times the monthly executive officer's cost of coverage for himself and his eligible dependents under the Company's group medical plans, and (3) one-twelfth of the executive officer's base salary if the date of termination is less than 30 days following the notice of termination and the executive officer's employment is terminated by the Company. The severance agreement also contains non-solicitation and non-interference covenants by the executive in favor of the Company.

     Good reason for an executive to terminate employment generally includes a demotion or significant pay reduction. Definitions of "good reason," "cause," "potential change in control," "change in control" and certain other terms used in this report are set forth in the form of Severance Agreement filed as an exhibit to this report. The description of the severance agreement set forth in this report is qualified in its entirety by reference to the severance agreement that is filed as an exhibit to this report and that is incorporated herein by reference.



                                        3

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                        PIONEER NATURAL RESOURCES COMPANY


Item 9.01. Financial Statements and Exhibits

       (d) Exhibits

          10.1 Pioneer Natural Resources Company Employee Stock Purchase Plan, as amended and restated effective December 9, 2005.

          10.2 Severance Agreement dated December 12, 2005, between the Company and William F. Hannes.




                                        4

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                       PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PIONEER NATURAL RESOURCES COMPANY




Date: December 14, 2005           By: /s/ Darin G. Holderness
                                     ------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer




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                       PIONEER NATURAL RESOURCES COMPANY
                                 EXHIBIT INDEX



Exhibit No.          Description

  10.1(a) Pioneer Natural Resources Company Employee Stock Purchase Plan, as amended and restated effective December 9, 2005.
  10.2(a) Severance Agreement dated December 12, 2005, between the Company and William F. Hannes.


-------------
(a) filed herewith






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